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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Date of Report  (Date of earliest event reported) January 13, 2005

IDAHO GENERAL MINES, INC.

(Exact name of registrant as specified in its charter)

Idaho	000-50539	91-0232000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 N. Post St., Suite 610 Spokane, WA 99201	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 838-1213

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

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Item 4.01  Changes In Registrant’s Certifying Accountant.

Effective <r>January 13, 2005</r> Idaho General Mines, Inc. engaged the accounting firm of Williams and Webster, P. S. as its new independent public accountants for its audit engagement starting with the 2004 annual audit, which will be completed in the first quarter of 2005.  In addition on, January 13, 2005 <r>the Company dismissed its current public audit firm,</r> Decoria, Maichel and Teague P. S.  to be better able to meet its anticipated rapid and long term growth needs.  <r>The Company’s Audit Committee approved the dismissal and engaged the new public audit firm, Williams and Webster, P.S. </r>

<r>During the past two years the principal accountant’s report on the financial statements has not contained any adverse opinion, disclaimer or modification as to uncertainty, audit scope or accounting principles.</r>

<r>There were no disagreements with the former accountant on any matter of accounting principles or practices or financial statement disclosures.  The former accountant has not advised the Company that (1) internal controls necessary to d evelop financial statements did not exist;(2) information had come to the attention of the former accountant which made the accountant unwilling to rely upon management’s representations of its unwillingness to be associated with the financial statements prepared by management; 0r (3) the scope of the audit should be expanded significantly or that information had come to the attention of the accountant that the accountant concluded will , or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified report). </r>

The company has not consulted with Williams and Webster, P. S. during the last fiscal year ended December 31, 2003 or during the subsequent interim period January 1, 2004 through and including January 13, 2005 on either the application of accounting principles to a specified transaction, either completed or proposed any type of audit opinion that might be rendered on the Company’s consolidated financial statements.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)

Exhibits

16.1 Letter from the former independent accountant in connection with the disclosure under Item 4 of this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Idaho General Mines, Inc.

(Registrant)

/S/ Robert L. Russell

By:_________________________________

Robert L. Russell, President

Date:     February 16, 2005